EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB (the “Report”) of Vitasti, Inc. (the “Company”) for the quarter ended November 30, 2004, the undersigned Tammy Lynn McNabb, both the Chief Executive Officer of the Company and the Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned’s knowledge and belief:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 20, 2005                 /s/ Tammy-Lynn McNabb
                            Tammy-Lynn McNabb
                         Chief Executive Officer

Dated: January 20, 2005                /s/ Tammy-Lynn McNabb
                         Tammy-Lynn McNabb
                            Chief Financial Officer